UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Frederick W. Green
The Merger Fund
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2009

Item 1. Reports to Stockholders.

THE
MERGER
FUND®

ANNUAL REPORT

SEPTEMBER 30, 2009

November 18, 2009

Dear Fellow Shareholder:

As previously reported, The Merger Fund® posted a gain of 5.8% for its fiscal year ended September 30, 2009.  Over the same period, the S&P 500, our official benchmark, lost 6.9%.  We’re proud of the Fund’s performance in an extraordinarily challenging investment environment.  Not only did we come close to meeting our rate-of-return objectives, but our shareholders were also spared the stomach-turning volatility exhibited by most other equity funds.

Deal selection is normally the key driver of the Fund’s results, and last year was no exception.  Of the 113 mergers, takeovers and other corporate reorganizations in which we held positions during fiscal 2009, 103 proceeded more or less as expected.  Of the remaining five deals that were subject to definitive agreements, three were terminated—although one of the targets ended up in a transaction with another buyer—one was completed at a lower price and one was completed at a higher price after an interloper came in with a topping bid.  Five “pre-deal” situations fell into the failed-transaction category.  All in all, our batting average was pretty good.

The events since the onset of the financial crisis have made us even more confident in the merits of the Fund’s highly specialized investment approach.  Instead of making directional, open-ended bets whose success is largely dependent on where the stock market is headed, virtually all of our investments are tied to announced corporate reorganizations that have a “date with destiny.”  If we do our job well, The Merger Fund® should continue to deliver attractive risk-adjusted returns to its shareholders.

A Little Less Hostile
Once again, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested.  Chart 1 shows that as of September 30, friendly transactions comprised about 92% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for approximately 8%.  A year earlier, hostile deals represented 17% of our portfolio, one of the highest levels since the Fund’s inception in 1989.

Whereas the S&P 500’s 22% decline in the 12 months ended September 30, 2008 caused many potential takeover candidates to trade at prices that were perceived to be well below intrinsic value—thereby encouraging hostile approaches by opportunistic corporate acquirers—the stock market’s strong recovery since its March 2009 lows has made it harder for prospective buyers to offer the big takeover premiums required to force their reluctant targets to the negotiating table.  Nonetheless, with hostile deals accounting for 8% of our recent investments, a relatively high percentage by historical standards, it’s clear that a number of companies are still identifying acquisition opportunities sufficiently compelling to warrant an aggressive approach to deal-making.

That’s not to say that these would-be acquirers will be any more successful in their efforts than the other companies which have gone down this path in the past.  We have frequently written about how difficult it is to complete an unwelcome takeover, and little has changed in this regard over the past year or so.  For most targets, the standard defenses against unsolicited offers—poison pills, staggered boards and target-friendly state laws—remain in place.  What is different, however, is that hostile buyers, like corporate acquirers in general, now possess more financial firepower with which to pursue deals, thanks to stronger balance sheets, improved access to the debt markets and higher-valued shares to use as an acquisition currency.  Unsolicited takeover attempts, in other words, aren’t going away and could accelerate should more companies conclude that opportunities for organic growth are limited and that going hostile is worth the risk.

From an arbitrage standpoint, we generally don’t care whether the target of an unsolicited offer ends up in a deal with the original bidder or with a white knight that agrees to pay more, as long as the ultimate deal price is above our cost.  It’s also worth noting that whether a proposed takeover is friendly or hostile, we apply the same qualitative and quantitative analysis to evaluate the potential investment.

Private Equity Regroups
Chart 2 shows that essentially all of the pending takeovers in the Fund’s portfolio as of September 30 were strategic in nature.  By “strategic,” we mean combinations that involve a corporate buyer—typically operating in the same industry as the target—whose objective in doing the transaction is to enhance shareholder value over the long term.  Financial, or going-private, deals, in which an investor group with a shorter time horizon uses mostly debt to buy out the target’s public shareholders, have been few and far between over the past 12 months.  In contrast to two or three years ago, a time when private equity gobbled up big chunks of Corporate America, financial buyers no longer have access to vast amounts of debt carrying low interest rates and few protections for the lenders.  The big banks, having lost billions on these borrower-friendly loans, are determined not to make the same mistake again.  Tighter lending standards mean that financial buyers must fund their deals with less debt and more equity.  And with less leverage, it’s harder to make the numbers work, especially when a private-equity firm is in competition with a strategic buyer able to realize greater deal-related synergies.

Faced with a less favorable environment for takeovers of public companies, some private-equity firms are diversifying into money management and investment banking.  And instead of doing the mega deals that were common just a few years ago, financial players will probably use a good portion of their estimated $400 billion in uncommitted capital to do smaller transactions, including buying divisions or product lines from companies that no longer view them as strategically important.  The bottom line is that leveraged buyouts are likely to remain a relatively small percentage of the Fund’s investments unless private-equity firms decide to accept lower rates of return on public deals.

A Change in the Mix
Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which the Fund held positions at the end of September.  Cash appears to be losing some of its luster when it comes to deal-making.  A year ago, all-cash takeovers accounted for 62% of our investments, but by this September the number had fallen to 31%.  Cash-and-stock deals now represent 43% of the portfolio, up from only 17% at the end of fiscal 2008.  Over the same period, all-stock transactions rose from 8% to 14% of the Fund’s investments.

These significant changes in merger consideration shouldn’t come as a surprise.  When stocks are unusually volatile and valuations depressed, as was the case last fall and winter, both buyers and sellers tend to show a preference for cash deals.  Buyers don’t want to issue shares at what they view as bargain-basement levels, while sellers who are spooked by the market’s volatility and worried that stock prices could go even lower want the certainty of a cash transaction.

The environment is different now.  With equity valuations having improved, buyers can feel more comfortable using their shares as an acquisition currency.  And many sellers, after being reminded this year that stocks can go up almost as fast as they go down, seem willing to take at least some equity.  It’s probably no accident that cash-and-stock transactions comprise the largest portion of the Fund’s recent investments; such deals allow both buyers and sellers to take a middle road.  From an arbitrage standpoint, we generally have no preference when it comes to the type of merger consideration we are to receive.  Whether it’s cash or stock or some combination of the two, we routinely attempt to hedge away the market risk associated with the investment.

Where the Deals Are
Chart 4 shows the Fund’s investments grouped by economic sector.  Spurred by forthcoming patent expirations on many of their blockbuster drugs and the ever-increasing cost of developing new ones, Big Pharma has been in deal-making mode.  At the end of September, mergers and acquisitions in the healthcare sector accounted for about 23% of the Fund’s investments, up from 16% at the end of fiscal 2008.

Information technology has been another fertile area for M&A activity, and this sector represented 21% of the portfolio as of September 30, up from just 6% 12 months earlier.  IT managers’ preference for dealing with fewer vendors, each offering a broader suite of compatible products, has fostered combinations in this sector, as have evolving business models that place a higher value on recurring revenue from IT services and support than on one-time hardware sales.

Transactions involving consumer companies comprised nearly 28% of our arbitrage positions at the end of September, split almost evenly between the consumer discretionary and consumer staples sectors.  Recent high-profile deals in the food and beverage industry highlight another strategic motivation for many corporate acquirers, namely the desire to increase exposure to faster-growing emerging markets at a time when domestic revenue gains are harder to come by.

Making Sure It’s Safe to Drink the Water
Chart 5 shows the Fund’s investments grouped by the geographic region in which the target company is domiciled.  As was the case a year earlier, roughly three-quarters of the Fund’s arbitrage investments, by dollar value, involved U.S.-based targets at the end of fiscal 2009.  What’s different this year is that our non-U.S. positions are more spread out geographically.  In addition to identifying attractive investment opportunities in Canada, Australia and Europe, areas where the Fund has been active for a long time, we’ve also recently established positions in takeover targets based in Asia and South America.

Successful overseas investing requires more than the basic arb toolkit. Although there is considerable overlap in the way we evaluate domestic deals and those involving non-U.S. targets, it’s important to recognize that foreign transactions unfold in the context of political, regulatory and corporate-governance systems that may be very different from the U.S. model.  And the process of settling foreign trades, hedging currencies and dealing with the other technical aspects of cross-border investing adds another layer of complexity.  Fortunately, with nearly three decades of experience in overseas M&A and access to an international network of research analysts, advisers and trading partners, our portfolio-management team should be up to the task.

Looking Across the Valley
Chart 6 shows the total dollar value of U.S. mergers and acquisitions, by quarter, since 1999.  Last fall’s financial meltdown and the ensuing Great Recession took their toll on deal-making.  M&A volume fell over 50% from year-earlier levels in the 12 months ended September 2009, making it the slowest period for business combinations since 2003.

The outlook for the next year or so is considerably more encouraging.  Confidence is returning to corporate boardrooms, the credit markets have unthawed and balance sheets are bulging with cash.  More stability in equity valuations should also make it easier for buyers and sellers to come to terms on price.

Regardless of economic conditions, there are always management teams who believe that organic growth can only take their companies so far.  But at a time when many firms are struggling to increase revenues and unable to do much more to cut costs, an increasing number of executives seem likely to conclude that a strategic business combination or other type of corporate reorganization offers one of the best opportunities to enhance shareholder value.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data expressed as a percentage of long equity positions as of September 30, 2009

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data expressed as a percentage of long equity positions as of September 30, 2009

Chart 6

MERGER ACTIVITY
1999 – 2009

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	5.78%	3.06%	4.42%	4.86%
The Standard & Poor’s 500 Index	(6.91)%	(5.43)%	1.02%	(0.15)%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on September 30, 1999.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
September 30, 2009
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 for the period 4/01/09 – 9/30/09.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  IRAs will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses,  and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/09	Value 9/30/09	Period 4/01/09-9/30/09*
Actual + (1)	$1,000.00	$1,039.50	$26.74
Hypothetical ++ (2)	$1,000.00	$ 998.85	$26.21

+	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your actual cost of investment in the Fund would be $7.92.
++	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your hypothetical cost of investment in the Fund would be $7.84.
(1)	Ending account values and expenses paid during period based on a 3.95% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 5.23%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Merger Fund
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares		Value

COMMON STOCKS — 92.51%

	ACQUISITION CORPORATIONS — 2.75%
300,000	BPW Acquisition Corp. (a)	$2,937,000
1,074,900	Liberty Acquisition Holdings Corp. (a)	10,211,550
462,203	Pearl Group Ltd. (a)(g)	6,324,043
2,394,600	Sapphire Industrials Corp. (a)	23,802,324
676,100	Triplecrown Acquisition Corp. (a)	6,558,170
		49,833,087
	AGRICULTURAL PRODUCTS — 1.42%
2,579,585	Viterra Inc. (g)	25,732,001

	APPLICATION SOFTWARE — 1.03%
371,546	SPSS Inc. (a)	18,558,723

	ASSET MANAGEMENT & CUSTODY BANKS — 0.65%
1,256,832	KKR Private Equity Investors LP (a)(e)(g)	11,751,379

	BREWERS — 2.33%
4,177,400	Lion Nathan Ltd. (g)	42,196,704

	CABLE & SATELLITE TV — 6.39%
936,500	Comcast Corporation Special Class A (b)	15,058,920
3,234,750	Liberty Media Corporation Series A (a)(b)	100,633,073
		115,691,993
	COMPUTER HARDWARE — 5.33%
10,614,000	Sun Microsystems, Inc. (a)(c)	96,481,260

	COMPUTER STORAGE & PERIPHERALS — 1.59%
1,485,600	Hitachi Maxell Ltd. (g)	28,714,042

	DATA PROCESSING & OUTSOURCED SERVICES — 6.67%
923,600	Affiliated Computer Services, Inc. (a)(c)	50,031,412
2,050,800	Metavante Technologies Inc. (a)	70,711,584
		120,742,996
	DIVERSIFIED BANKS — 0.03%
395,000	Aozora Bank Ltd. (a)(g)	572,049

	DIVERSIFIED CHEMICALS — 0.46%
921,058	Huntsman Corporation (c)	8,390,838

	DIVERSIFIED METALS & MINING — 0.68%
224,676	BHP Billiton plc — ADR (b)(g)	12,379,648

	FERTILIZERS & AGRICULTURAL CHEMICALS — 7.49%
586,600	CF Industries Holdings Inc. (c)	50,582,518

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

Shares		Value

	FERTILIZERS & AGRICULTURAL CHEMICALS — 7.49% (continued)
776,000	The Mosaic Company	$37,302,320
2,007,400	Nufarm Limited (g)	20,100,034
797,300	Terra Industries Inc.	27,642,391
		135,627,263
	GOLD — 1.17%
3,548,702	Sino Gold Mining Limited (a)(e)(g)	21,100,678

	INDEPENDENT POWER PRODUCERS
	& ENERGY TRADERS — 1.40%
3,752,500	Canadian Hydro Developers, Inc. (a)(b)(g)	18,050,133
5,538,921	Infigen Energy (g)	7,378,517
		25,428,650
	IT CONSULTING & OTHER SERVICES — 4.68%
332,800	Hitachi Information Systems, Ltd. (g)	10,733,092
2,495,100	Perot Systems Corp. (a)	74,104,470
		84,837,562
	LIFE SCIENCES TOOLS & SERVICES — 2.30%
814,933	Varian, Inc. (a)(d)	41,610,479

	MOVIES & ENTERTAINMENT — 4.70%
1,716,092	Marvel Entertainment, Inc. (a)(b)	85,152,485

	OIL & GAS EQUIPMENT & SERVICES — 6.53%
3,915,150	BJ Services Company (e)	76,071,364
951,725	NATCO Group Inc. (a)(d)	42,142,383
		118,213,747
	OIL & GAS EXPLORATION & PRODUCTION — 1.67%
525,789	EnCana Corporation (g)	30,290,704

	PACKAGED FOODS & MEATS — 1.67%
591,944	Cadbury plc — ADR (c)(g)	30,313,452

	PHARMACEUTICALS — 20.44%
5,108,726	Schering Plough Corp. (b)	144,321,510
1,920,300	Sepracor Inc. (a)	43,974,870
837,400	Warner Chilcott plc — ADR (a)(g)	18,104,588
3,374,333	Wyeth (b)	163,925,097
		370,326,065
	PUBLISHING — 0.00%
2,150	Thomson Reuters Corporation (g)	72,176

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

Shares		Value

	RESTAURANTS — 2.78%
606,085	Chipotle Mexican Grill, Inc. Class B (a)(b)	$50,438,394

	SOFT DRINKS — 5.94%
2,809,100	Pepsi Bottling Group Inc. (b)	102,363,604
184,100	PepsiAmericas Inc.	5,257,896
		107,621,500
	SYSTEMS SOFTWARE — 1.10%
678,400	Hitachi Software Engineering Co., Ltd. (g)	19,989,617

	WIRELESS TELECOMMUNICATION SERVICES — 1.31%
2,980,591	Centennial Communications Corp. (a)	23,785,116

	TOTAL COMMON STOCKS
	(Cost $1,543,456,378)	1,675,852,608

PREFERRED STOCKS — 0.00%
300	KeyCorp Capital Preferred Series F	6,726
	TOTAL PREFERRED STOCKS (Cost $6,249)	6,726

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.22%
	The Blackstone Group, LP
5,417	Expiration: October, 2009, Exercise Price: $15.00	568,785
	DirecTV Group, Inc.
638	Expiration: December, 2009, Exercise Price: $30.00	204,160
	Global Alternative Energy ETF
2,440	Expiration: October, 2009, Exercise Price: $27.50	524,600
	Health Care Select Sector SPDR Fund
1,662	Expiration: October, 2009, Exercise Price: $30.00	232,680
	iShares MSCI Brazil Index Fund
503	Expiration: December, 2009, Exercise Price: $72.00	342,040
	Materials Select Sector SPDR Trust
985	Expiration: December, 2009, Exercise Price: $35.00	453,100
	SPDR Trust Series 1
3,230	Expiration: October, 2009, Exercise Price: $107.00	834,955
	Technology Select Sector SPDR Fund
1,462	Expiration: December, 2009, Exercise Price: $22.00	241,230
	Time Warner Inc.
3,947	Expiration: October, 2009, Exercise Price: $29.00	365,098

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

Contracts (100 shares per contract)		Value

PURCHASED PUT OPTIONS — 0.22% (continued)
	The Walt Disney Company
2,010	Expiration: January, 2010, Exercise Price: $15.00	$15,075
1,797	Expiration: January, 2010, Exercise Price: $17.50	22,462
522	Expiration: January, 2010, Exercise Price: $20.00	13,572
1,264	Expiration: January, 2010, Exercise Price: $21.00	44,240
341	Expiration: January, 2010, Exercise Price: $24.00	27,280
691	Expiration: January, 2010, Exercise Price: $25.00	79,465
	TOTAL PURCHASED PUT OPTIONS
	(Cost $6,512,475)	3,968,742

Principal Amount

ESCROW NOTES — 0.11%
$4,472,698	Price Communications Liquidating Trust (a)(f)	1,923,260
	TOTAL ESCROW NOTES
	(Cost $1,923,260)	1,923,260

Shares

SHORT-TERM INVESTMENTS — 8.48%

	MONEY MARKET FUNDS — 8.48%
75,000,000	First American Government Obligations Fund, 0.39% (e)	75,000,000
75,000,000	First American Prime Obligations Fund, 0.18% (e)	75,000,000
3,638,377	First American Treasury Obligations Fund, 0.38%	3,638,377
		153,638,377
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $153,638,377)	153,638,377
	TOTAL INVESTMENTS
	(Cost $1,705,536,739) — 101.32%	$1,835,389,713

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for open securities sold short.
(c)	All or a portion of the shares have been committed as collateral for written option contracts.
(d)	All or a portion of the shares have been committed as collateral for swap contracts.
(e)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(f)	Fair-valued security.
(g)	Foreign security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2009

Shares		Value
173,300	Agrium Inc. (a)	$8,628,607
1,566,769	Baker Hughes Incorporated	66,838,366
224,751	BHP Billiton plc — ADR (a)	14,835,813
195,400	The Blackstone Group, LP	2,774,680
1,126,991	Cameron International Corp.	42,622,800
606,085	Chipotle Mexican Grill, Inc.	58,820,549
936,500	Comcast Corporation Class A	15,817,485
2,747,750	DirecTV Group Inc.	75,782,945
1,951,805	Eldorado Gold Corporation (a)	22,250,577
339,489	Energy Select Sector SPDR Fund	18,305,247
2,768,840	Fidelity National Information Services Inc.	70,633,108
65,000	Kraft Foods, Inc.	1,707,550
2,944,569	Merck & Co. Inc.	93,136,717
950,448	Pepsico Inc.	55,753,280
3,322,832	Pfizer Inc.	54,992,870
395,000	Shinsei Bank Ltd. (a)	607,252
2,579,475	Viterra Inc. (a)	25,730,905
1,278,730	The Walt Disney Company	35,113,926
3,300,034	Xerox Corporation	25,542,263
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $607,699,316)	$689,894,940

ADR – American Depository Receipt
(a)	Foreign security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
September 30, 2009

Contracts (100 shares per contract)		Value

CALL OPTIONS
	Affiliated Computer Services, Inc.
2,549	Expiration: November, 2009, Exercise Price: $50.00	$1,328,029
	Cadbury plc — ADR
3,411	Expiration: October, 2009, Exercise Price: $50.00	596,925
450	Expiration: November, 2009, Exercise Price: $50.00	130,500
	CF Industries Holdings Inc.
2,723	Expiration: October, 2009, Exercise Price: $80.00	1,906,100
1,410	Expiration: October, 2009, Exercise Price: $85.00	493,500
	DirecTV Group, Inc.
1,844	Expiration: October, 2009, Exercise Price: $25.00	493,270
2,385	Expiration: November, 2009, Exercise Price: $25.00	739,350
638	Expiration: December, 2009, Exercise Price: $30.00	51,040
	EnCana Corporation
1,863	Expiration: October, 2009, Exercise Price: $55.00	633,420
	Huntsman Corporation
1,867	Expiration: October, 2009, Exercise Price: $7.50	317,390
1,000	Expiration: November, 2009, Exercise Price: $7.50	197,000
	Kraft Foods, Inc.
40	Expiration: October, 2009, Exercise Price: $25.00	5,200
1,568	Expiration: October, 2009, Exercise Price: $26.00	78,400
	The Mosaic Company
7,760	Expiration: October, 2009, Exercise Price: $45.00	3,259,200
	SPDR Trust Series 1
1,615	Expiration: October, 2009, Exercise Price: $108.00	163,115
	Sun Microsystems, Inc.
8,767	Expiration: October, 2009, Exercise Price: $10.00	4,383
4,661	Expiration: January, 2010, Exercise Price: $10.00	11,652
	Terra Industries Inc.
2,858	Expiration: October, 2009, Exercise Price: $28.00	1,906,286
5,115	Expiration: October, 2009, Exercise Price: $34.00	741,675
	Varian, Inc.
1,389	Expiration: November, 2009, Exercise Price: $55.00	10,418
	Warner Chilcott plc — ADR
461	Expiration: October, 2009, Exercise Price: $17.50	191,315
7,913	Expiration: October, 2009, Exercise Price: $20.00	1,325,428
		14,583,596

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
September 30, 2009

Contracts (100 shares per contract)		Value

PUT OPTIONS
	SPDR Trust Series 1
1,615	Expiration: October, 2009, Exercise Price: $102.00	$138,890
	TOTAL OPTIONS WRITTEN
	(Premiums received $15,638,987)	$14,722,486

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

ASSETS:
Investments, at value (Cost $1,705,536,739)		$1,835,389,713
Cash		730,488
Cash held in foreign currency (Cost $16,750,277)		16,939,439
Deposits at brokers for securities sold short		135,522,269
Receivable from brokers for proceeds on securities sold short		581,970,773
Receivable for investments sold		51,528,069
Receivable for foreign currency translation		45,416
Receivable for swap contracts		1,075,691
Receivable for fund shares issued		8,559,766
Dividends and interest receivable		2,629,101
Prepaid expenses and other receivables		718,362
Total Assets		2,635,109,087
LIABILITIES:
Securities sold short, at value (proceeds of $607,699,316)	$689,894,940
Options written, at value (premiums received $15,638,987)	14,722,486
Payable for forward currency exchange contracts	8,009,930
Payable for swap contracts	645,193
Payable for swap interest	23,952
Payable for investments purchased	104,539,960
Payable for fund shares redeemed	1,485,014
Investment advisory fee payable	1,428,713
Distribution fees payable	957,280
Dividends and interest payable	1,109,724
Accrued expenses and other liabilities	911,738
Total Liabilities		823,728,930
NET ASSETS		$1,811,380,157
NET ASSETS Consist Of:
Accumulated undistributed net investment income		$6,282,325
Accumulated undistributed net realized loss on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		(75,752,972)
Net unrealized appreciation (depreciation) on:
Investments	129,852,974
Securities sold short	(82,195,624)
Written option contracts	916,501
Swap contracts	430,498
Foreign currency translations	234,578
Forward currency exchange contracts	(8,009,930)
Net unrealized appreciation		41,228,997
Paid-in capital		1,839,621,807
Total Net Assets		$1,811,380,157
NET ASSET VALUE and offering price per share*, ($1,811,380,157 / 118,701,683
shares of beneficial interest outstanding)		$15.26

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2009

INVESTMENT INCOME:
Interest		$2,124,807
Dividend income on long positions
(net of foreign withholding taxes of $227,321)		23,163,269
Total investment income		25,288,076
EXPENSES:
Investment advisory fee	$14,576,347
Distribution fees	3,644,059
Transfer agent and shareholder servicing agent fees	2,044,815
Federal and state registration fees	128,882
Professional fees	470,883
Trustees’ fees and expenses	132,160
Custody fees	136,399
Administration fee	620,074
Fund accounting expense	199,582
Reports to shareholders	352,404
Miscellaneous expenses	190,511
Borrowing expense on securities sold short	27,520,799
Dividends on securities sold short
(net of foreign withholding taxes of $42,106)	11,561,110
Total expenses before expense waiver by adviser		61,578,025
Less: Expense reimbursed by Adviser, (Note 3)		(59,609)
Net expenses		61,518,416

NET INVESTMENT LOSS		(36,230,340)
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS:
Realized gain / (loss) on:
Investments	(16,267,417)
Securities sold short	43,172,851
Written option contracts expired or closed	30,938,979
Swap contracts	(29,575,052)
Foreign currency translations	(115,902)
Forward currency exchange contracts	30,409,083
Net realized gain		58,562,542
Change in unrealized appreciation / (depreciation) on:
Investments	183,651,327
Securities sold short	(121,652,226)
Written option contracts	(1,219,820)
Swap contracts	16,312,324
Foreign currency translations	243,234
Forward currency exchange contracts	(18,736,184)
Net unrealized gain		58,598,655
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		117,161,197
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$80,930,587

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Net investment loss	$(36,230,340)	$(1,342,216)
Net realized gain / (loss) on investments,
securities sold short, written option contracts expired or
closed, swap contracts, foreign currency translations
and forward currency exchange contracts	58,562,542	(65,919,903)
Change in unrealized appreciation / (depreciation) on
investments, securities sold short, written option
contracts, swap contracts, foreign currency translations
and forward currency exchange contracts	58,598,655	(12,525,263)
Net increase / (decrease) in net assets
resulting from operations	80,930,857	(79,787,382)
Distributions to shareholders from:
Net investment income	(5,185,512)	(37,192,512)
Net realized gains	(4,823,592)	(69,027,693)
Return of capital	(21,325,423)	—
Total dividends and distributions	(31,334,527)	(106,220,205)
Net increase / (decrease) in net assets from
capital share transactions (Note 4)	347,618,561	(221,541,544)
Net increase / (decrease) in net assets	397,214,891	(407,549,131)

NET ASSETS:
Beginning of year	1,414,165,266	1,821,714,397
End of year (including accumulated undistributed
net investment income of $6,282,325
and $10,388,687 respectively)	$1,811,380,157	$1,414,165,266

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,
	2009	2008		2007		2006	2005

Net Asset Value, beginning of year	$14.79	$16.55		$15.95		$15.78	$15.10

Income from investment operations:
Net investment income (loss)(1)	0.24 (2)	0.00	(3)(4)	0.13	(3)	0.06 (3)	(0.06	)(3)
Net realized and unrealized
gain (loss) on investments	0.58	(0.70)		1.13		0.99	0.94
Total from investment operations	0.82	(0.70)		1.26		1.05	0.88
Redemption fees	0.00 (4)	0.00	(4)	0.00	(4)	0.00 (4)	0.00	(4)

Less distributions:
Dividends from net investment income	(0.06)	(0.37)		(0.11)		(0.01)	0.00	(4)
Distributions from net realized gains	(0.05)	(0.69)		(0.55)		(0.87)	(0.20)
Distributions from return to capital	(0.24)	—		—		—	—
Total distributions	(0.35)	(1.06)		(0.66)		(0.88)	(0.20)
Net Asset Value, end of year	$15.26	$14.79		$16.55		$15.95	$15.78

Total Return	5.78%	(4.32)%		8.15%		7.10%	5.88%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,811,380	$1,414,165		$1,821,714		$1,563,045	$1,484,675
Ratio of operating expenses
to average net assets	4.22%	1.66%		2.16%		2.08%	1.77%
Ratio of interest expense, borrowing
expense on securities sold short and
dividends on securities sold short to
average net assets	2.68%	0.19%		0.76%		0.71%	0.41%
Ratio of operating expense to
average net assets excluding interest
expense, borrowing expense on
securities sold short and dividends
on securities sold short
Before expense waiver	1.54%	1.48%		1.41%		1.37%	1.36%
After expense waiver	1.54%	1.47%		1.40	%(5)	1.37%	1.36%
Ratio of net investment income
to average net assets	(2.49)%	(0.09)%		0.83%		0.43%	(0.35)%
Portfolio turnover rate(6)	318.45%	300.24%		334.87%		369.47%	312.04%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the years ended September 30, 2009, 2008, 2007, 2006 and 2005 was $0.55, $0.02, $0.26, $0.18 and $0.01, respectively.

(2)	Net investment income per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount less than $0.005 per share.
(5)	The Fund incurred proxy expenses of approximately $525,000 in 2007 related to shareholder approval of changes in the Fund’s fundamental investment policies and the election of trustees.
(6)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2009

Note 1 — ORGANIZATION

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.  In preparing these financial statements, the Fund has evaluated subsequent events and transactions for potential recognition or disclosure through November 25, 2009, the date the financial statements were issued.

A.Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices.  When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used.  Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein), reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At September 30, 2009, fair-valued long securities represented 0.11% of investments, at value.  Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of September 30, 2009. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,675,852,608	$—	$—	$1,675,852,608
Preferred Stocks	6,726	—	—	6,726
Purchased Put Options	3,968,742	—	—	3,968,742
Escrow Notes	—	—	1,923,260	1,923,260
Short-Term Investments	153,638,377	—	—	153,638,377
Swap Contracts *	—	1,075,691	—	1,075,691
Total Investments	$1,833,466,453	$1,075,691	$1,923,260	$1,836,465,404
Liabilities
Securities Sold Short	$689,894,940	$—	$—	$689,894,940
Written Option Contracts	14,722,486	—	—	14,722,486
Swap Contracts *	—	645,193	—	645,193
Forward Currency
Exchange Contracts *	—	8,009,930	—	8,009,930

*	Swap contracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Balance as of September 30, 2008	$13,746,820
Accrued discounts/premiums	—
Realized gain (loss)	(15,282,474)
Change in unrealized appreciation (depreciation)	8,987,083
Net purchases (sales)	(5,528,169)
Transfers in and/or out of Level 3	—
Balance as of September 30, 2009	$1,923,260

B.Securities Sold Short

The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities.  The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. As collateral for its securities sold short, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.Transactions with Brokers for Securities Sold Short

The Fund’s receivable from brokers for proceeds on securities sold short and deposit at brokers for securities sold short are with three major securities dealers.  The Fund does not require the brokers to maintain collateral in support of the receivable from brokers for proceeds on securities sold short.

D.Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to income tax positions taken or expected to be taken on a tax return.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  As of September 30, 2009, open Federal and New York tax years include the tax years ended September 30, 2006 through 2009.  The Fund has no examination in progress.

E.Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. With written option contracts, there is minimal counterparty credit risk to the Fund since written option contracts are exchange traded.

F.Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued daily at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.  With purchased options, there is minimal counterparty credit risk to the Fund since purchased options are exchange traded.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies.  The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires.  With forward contracts, there is minimal counterparty credit risk to the Fund since forward contracts are exchange traded.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future.  The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted.  A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

H.Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2009. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At September 30, 2009, the Fund increased accumulated undistributed net investment income by $58,634,437, reduced accumulated undistributed net realized loss by $(28,336,882), and reduced paid-in capital by $(30,297,555). The Fund may utilize earnings and profits deemed distributed to shareholders on redemptions of shares as part of the dividends-paid deduction.

I.Foreign Securities

Investing in securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.When-Issued Securities

The Fund may engage in securities transactions on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. During this period, the securities are subject to market fluctuations. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. When delayed-delivery purchases are outstanding, the Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value.

L.Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.  Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

M.Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

N.Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Expenses include $27,520,799 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

P.Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Q.The Right to Offset

Financial assets and liabilities as well as cash collateral received and posted are offset by counterparty, and the net amount is reported in the consolidated statement of financial condition when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

R.Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended September 30, 2009: long option contracts (503,501 contracts) were purchased and $189,324,494 premiums were paid, written option contracts (921,466 contracts) were opened and $185,761,079 premiums were received, equity swap contracts were opened for a notional value of $424,853,148 and closed for a notional value of $548,970,202 and an average of 10 forward currency exchange contract positions were open during the year.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Assets and Liabilities:

Fair values of derivative instruments as of September 30, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts:
Purchased Options	Investments	$3,968,742	N/A	$—
Written Option Contracts	N/A	—	Options Written	14,722,486
Swap Contracts	Receivables	1,075,691	Payables	645,193
Foreign exchange contracts:
Forward Currency
Exchange Contracts	Receivables	—	Payables	8,009,930
Total		$5,044,433		$23,377,609

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

	Amount of Realized Gain (Loss) on Derivatives
			Forward
		Option	Currency
	Purchased	Contracts	Exchange	Swap
Derivatives	Options	Written	Contracts	Contracts	Total
Equity contracts	$(6,797,713)	$30,938,979	$—	$(29,575,052)	$(5,433,786)
Foreign
exchange contracts	—	—	30,409,083	—	30,409,083
Total	$(6,797,713)	$30,938,979	$30,409,083	$(29,575,052)	$24,975,297

	Change in Unrealized Appreciation (Depreciation) on Derivatives
			Forward
		Option	Currency
	Purchased	Contracts	Exchange	Swap
Derivatives	Options	Written	Contracts	Contracts	Total
Equity contracts	$(8,648,782)	$(1,219,820)	$—	$16,312,324	$6,443,722
Foreign
exchange contracts	—	—	(18,736,184)	—	(18,736,184)
Total	$(8,648,782)	$(1,219,820)	$(18,736,184)	$16,312,324	$(12,292,462)

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the “Adviser”) pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. Effective August 1, 2004, the Adviser agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion.  When net assets of the Fund exceed $2 billion, the Adviser has agreed to voluntarily waive 0.20% of its fee.  Investment advisory fees voluntarily waived by the Adviser for the year ended September 30, 2009 were $59,609.  Certain officers of the Fund are also officers of the Adviser.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
Issued	75,468,090	$1,112,051,548	36,375,889	$549,303,182
Issued as reinvestment
of dividends	2,123,238	30,107,517	6,857,369	102,723,394
Redemption fee	—	455,942	—	294,852
Redeemed	(54,505,057)	(794,996,446)	(57,699,720)	(873,862,972)
Net increase (decrease)	23,086,271	$347,618,561	(14,466,462)	$(221,541,544)

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended September 30, 2009 (excluding short-term investments, options and short positions) aggregated $3,707,335,935 and $3,098,580,975, respectively. There were no purchases or sales of U.S. Government securities.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 5 — INVESTMENT TRANSACTIONS (continued)

At September 30, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,716,197,081
Gross unrealized appreciation	233,990,624
Gross unrealized depreciation	(114,797,992)
Net unrealized appreciation	$119,192,632
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(147,357,950)
Total accumulated losses	$(28,165,318)

The tax components of dividends paid during the fiscal year ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Ordinary Income	$10,009,104	$106,220,205
Return of Capital	21,325,423	—
Total Distributions Paid	$31,334,527	$106,220,205

The Fund incurred a post-October capital loss of $10,885,570 for securities and $787,127 for currency, which is deferred for tax purposes until the next fiscal year. The Fund sustained a capital loss carryover of $47,821,041, which expires on September 30, 2017.

For the fiscal year ended September 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the fiscal year ended September 30, 2009 was 33.45% for the Fund (unaudited).

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended September 30, 2009 was 31.00% for the Fund (unaudited). The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2009 was 15.40% for the Fund (unaudited).

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of option contracts written during the year ended September 30, 2009 were as follows:

	Premium Amount	Number of Contracts
Options outstanding at September 30, 2008	$5,507,516	17,246
Options written	185,761,079	921,466
Options closed	(81,298,009)	(451,374)
Options exercised	(69,981,271)	(222,506)
Options expired	(24,350,328)	(200,930)
Options outstanding at September 30, 2009	$15,638,987	63,902

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2009, the Fund incurred $3,644,059 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 8 — FORWARD CURRENCY EXCHANGE CONTRACTS

At September 30, 2009, the Fund had entered into forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $8,009,930 is included in the unrealized appreciation (depreciation) section of the Statement of Assets and Liabilities. The terms of the open contracts are as follows:

			U.S. $ Value at			U.S. $ Value at
Settlement	Currency to		September 30,	Currency to		September 30,
Date	be Delivered		2009	be Received		2009	Unrealized
10/16/09	19,202,411	Australian Dollars	$16,918,703	15,724,382	U.S. Dollars	$15,724,382	$(1,194,321)
10/23/09	50,128,800	Australian Dollars	44,141,622	42,799,277	U.S. Dollars	42,799,277	(1,342,345)
11/13/09	7,757,803	Australian Dollars	6,819,202	6,454,971	U.S. Dollars	6,454,971	(364,231)
1/29/10	26,096,200	Australian Dollars	22,766,174	22,517,015	U.S. Dollars	22,517,015	(249,159)
12/30/09	73,764,600	Brazilian Real	40,978,651	40,217,748	U.S. Dollars	40,217,748	(760,903)
10/9/09	7,346,920	British Pound	11,740,971	11,953,207	U.S. Dollars	11,953,207	212,236
10/9/09	12,068,051	U.S Dollars	12,068,051	7,346,920	British Pounds	11,740,971	(327,080)
12/29/09	1,491,770	British Pound	2,383,476	2,379,373	U.S. Dollars	2,379,373	(4,103)
12/30/09	11,458,433	British Pound	18,307,696	18,933,792	U.S. Dollars	18,933,792	626,096
10/30/09	4,931,325	Canadian Dollars	4,606,154	4,261,428	U.S. Dollars	4,261,428	(344,726)
10/30/09	4,580,232	U.S Dollars	4,580,232	4,931,325	Canadian Dollars	4,606,154	25,922
11/2/09	18,762,500	Canadian Dollars	17,525,334	17,157,200	U.S. Dollars	17,157,200	(368,134)
12/16/09	4,609,918	Canadian Dollars	4,306,248	4,283,116	U.S. Dollars	4,283,116	(23,132)
11/25/09	4,585,054	Euros	6,709,213	6,380,554	U.S. Dollars	6,380,554	(328,659)
11/30/09	11,955,866	Euros	17,494,644	17,542,390	U.S. Dollars	17,542,390	47,746
10/9/09	5,347,824,000	Japanese Yen	59,578,812	55,963,675	U.S. Dollars	55,963,675	(3,615,137)
			$290,925,183			$282,915,253	$(8,009,930)

Note 9 — SWAP CONTRACTS
Equity Swap Contracts
The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives.  The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2009

Note 9 — SWAP CONTRACTS (continued)

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2009, the Fund had the following open long equity swap contracts:

Termination			Unrealized Appreciation
Date	Security	Shares	(Depreciation)	Counterparty
12/31/2009	Cadbury plc	1,434,700	$(416,579)	JP Morgan Chase & Co. Inc.
11/9/2009	GVT Holding SA	1,756,300	676,673	JP Morgan Chase & Co. Inc.
11/30/2009	National Express plc	298,354	6,022	JP Morgan Chase & Co. Inc.
12/31/2009	Societe des Autoroutes PRR	214,855	809,575	JP Morgan Chase & Co. Inc.
12/15/2009	Verenex Energy	650,200	(645,193)	Merrill Lynch & Co. Inc.
			$430,498

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
November 25, 2009

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee

Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since 1989	Westchester Capital
Management, Inc.	Trustee		Management, Inc.,
100 Summit Lake Drive			the Fund’s Adviser.
Valhalla, NY 10595
Age: 62

Bonnie L. Smith	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	term;	Officer, Vice
Management, Inc.	Secretary	since 1989	President and
100 Summit Lake Drive	and		Treasurer of
Valhalla, NY 10595	Treasurer;		Westchester Capital
Age: 61	Anti-Money		Management, Inc., the
	Laundering		Fund’s Adviser.
Compliance
Officer

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since 1989	Logan & Company.
Management, Inc.			Chairman of
100 Summit Lake Drive			Logan-Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 73

Michael J. Downey	Independent	Indefinite;	Private investor;	2	Chairman and
c/o Westchester Capital	Trustee	since 1995	Managing Partner of		Director of The
Management, Inc.			Lexington Capital		Asia Pacific
100 Summit Lake Drive			Investments until 2003.		Fund, Inc.;
Valhalla, NY 10595			Consultant and		Director of the
Age: 65			independent financial		AllianceBernstein
			adviser since July 1993.		core mutual fund
group; Director of
Prospect
Acquisition Corp.

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, Inc.			America; Managing		Trust
100 Summit Lake Drive			Partner of Premium
Valhalla, NY 10595			Salads of America.
Age: 63

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
	Position (s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee

Roy Behren	Chief	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital	Compliance	term;	and Chief Compliance
Management, Inc.	Officer	since 2004	Officer of Westchester
100 Summit Lake Drive			Capital Management,
Valhalla, NY 10595			Inc., the Fund’s Adviser.
Age: 49

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.  Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, Inc., and because he is an officer of the Fund.

**	The fund complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.mergerfund.com

Administrator, Transfer Agent, Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Frederick W. Green
James P. Logan, III
Michael J. Downey
Barry Hamerling

Executive Officers
Frederick W. Green, President
Bonnie L. Smith, Vice President,
  Secretary and Treasurer
Roy Behren, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan III, and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$79,000	$75,000
Audit-Related Fees
Tax Fees	$10,700	$10,700
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee did not approve any services for which the preapproval requirement was waived.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)*   /s/ Frederick W. Green
Frederick W. Green, President

Date   11/23/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Frederick W. Green
Frederick W. Green, President

Date   11/23/2009

By (Signature and Title)*   /s/Bonnie L. Smith
Bonnie L. Smith, Treasurer

Date   12/2/2009

* Print the name and title of each signing officer under his or her signature.